Exhibit 10.5
SIXTH AMENDMENT TO
MASTER CREDIT AGREEMENT

    THIS SIXTH AMENDMENT TO MASTER CREDIT AGREEMENT (this “Amendment”) is entered into as of June 26, 2024, by and among GROUP 1 REALTY, INC., a corporation organized under the laws of the State of Delaware; AMR REAL ESTATE HOLDINGS, LLC, a limited liability company organized under the laws of the State of Delaware; GROUP 1 REALTY NE, LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts; G1R CLEAR LAKE, LLC, a limited liability company organized under the laws of the State of Texas; and LHM ATO, LLC, a limited liability company organized under the laws of the State of Utah (individually and collectively, “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”).

RECITALS

    A.    The Borrower is currently indebted to Bank pursuant to the terms and conditions of (i) that certain Term Note with Draw Period dated as of February 12, 2024 in the original principal amount of $250,000,000.00 (which has been increased to the principal amount of $258,271,000.00 as of the date hereof), executed by the Borrower and payable to the order of Bank (as modified from time to time, the “Note”), and (ii) that certain Master Credit Agreement between the Borrower and Bank dated as of February 12, 2024 (as modified from time to time, including as modified by that certain First Amendment to Master Credit Agreement dated as of March 1, 2024, that certain Second Amendment to Master Credit Agreement dated as of March 11, 2024, that certain Third Amendment to Master Credit Agreement dated as of April 2, 2024, that certain Fourth Amendment to Master Credit Agreement dated as of April 25, 2024, and that certain Fifth Amendment to Master Credit Agreement dated as of May 23, 2024, the “Credit Agreement”).

    B.    The Borrower is the owner of certain real property and the Borrower has requested that such real property be added as a “Property” under the Credit Agreement, and the Borrower shall deliver one or more Mortgages and Security Agreements to grant the Bank a security interest in such real property.

    C.    In addition to the foregoing, the Borrower and Bank have agreed to certain other changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

    D.    All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment.

    NOW, THEREFORE, with the foregoing recitals incorporated by reference and made a part hereof and intending to be legally bound, the parties hereto agree as follows:

    1.    AMENDMENTS TO CREDIT AGREEMENT.

        1.1    The Maximum Aggregate Amount after giving effect to this Amendment and the Advances made contemporaneously herewith is TWO HUNDRED FIFTY-EIGHT MILLION TWO HUNDRED SEVENTY-ONE THOUSAND AND 00/100 DOLLARS ($258,271,000.00).

        1.2    Exhibit 1.2.4 to the Credit Agreement is hereby deleted in its entirety and the attached new Exhibit 1.2.4 is hereby substituted in lieu thereof.

        1.3    Exhibit 1.4 to the Credit Agreement is hereby deleted in its entirety and the attached new Exhibit 1.4 is hereby substituted in lieu thereof.

Exhibit 10.5
    2.    EFFECTIVENESS CONDITIONS. The effectiveness of this Amendment is subject to the fulfillment to Bank’s satisfaction of all of the following conditions:

2.1    Execution of this Amendment by all parties hereto.

2.2    Borrower shall have delivered a Multiple Indebtedness Mortgage and Pledge of Rents and Leases and a Security Agreement: Fixtures for the Property located at 510 East Howze Beach Road, Slidell, St. Tammany Parish, Louisiana 70461.

2.3    Borrower shall have delivered a Deed of Trust and Assignment of Rents and Leases and a Security Agreement: Fixtures for the Property located at 2211 San Jacinto Street and 2301 San Jacinto Street, Houston, Harris County, Texas 77002.

2.4    Borrower shall have delivered a Line of Credit Mortgage and Assignment of Rents and Leases and a Security Agreement: Fixtures for the Property located at 5010 Alameda Blvd NE, Albuquerque, Bernalillo County, New Mexico 87113.

2.5    Borrower shall have delivered a Line of Credit Mortgage and Assignment of Rents and Leases and a Security Agreement: Fixtures for the Property located at 10401 Copper Avenue NE, Albuquerque, Bernalillo County, New Mexico 87123.

2.6    Borrower shall have delivered a Line of Credit Mortgage and Assignment of Rents and Leases and a Security Agreement: Fixtures for the Property located at 2582 Camino Entrada, Santa Fe, Santa Fe County, New Mexico 87507.

2.7    Bank shall have received a Reaffirmation of Guaranty from GROUP 1 AUTOMOTIVE, INC.

2.8    Bank shall have received a Guaranty Agreement from GPI LA-H, LLC.

2.9    Bank shall have received a Guaranty Agreement from McCall-SB, Inc.

2.10    Bank shall have received a Guaranty Agreement from GPI NM-J, Inc.

2.11    Bank shall have received a Guaranty Agreement from GPI NM-LRII, LLC.

2.12    Payment by the Borrower of the ratable Loan Fee due in connection with this Amendment, in the amount of $159,070.00.

2.13    Bank shall have received all additional documents which may be required in connection with this Amendment.

    3.    FULL FORCE AND EFFECT. Except as specifically provided herein, all terms and conditions of the Credit Agreement and Note remain in full force and effect, without waiver or modification.

    4.    REAFFIRMATION. The Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein and in the other Loan Documents. Borrowers further certify that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

Exhibit 10.5
    5.    COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed an original.

6.    GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts of law or choice of law principles thereof.

(Remainder of page intentionally left blank; signatures on following page)

Exhibit 10.5
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

GROUP 1 REALTY, INC., a Delaware corporation By: /s/ Daniel J. McHenry Daniel J. McHenry, President	GROUP 1 REALTY NE, LLC, a Massachusetts limited liability company By: Group 1 Realty, Inc., its Sole Member By: /s/ Daniel J. McHenry Daniel J. McHenry, President
AMR REAL ESTATE HOLDINGS, LLC,
a Delaware limited liability company

By: Group 1 Realty NE, LLC, its Sole Member

By: Group 1 Realty, Inc., its Sole Member

By: /s/ Daniel J. McHenry
Daniel J. McHenry, President
G1R CLEAR LAKE, LLC, a Texas limited liability company By: Group 1 Realty, Inc., its Sole Member By: /s/ Daniel J. McHenry Daniel J. McHenry, President
LHM ATO, LLC, a Utah limited liability company By: GPI NM-T, Inc., its Sole Member By: /s/ Daniel J. McHenry Daniel J. McHenry, President	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Chad McNeil Chad McNeill, Director

Exhibit 10.5
EXHIBIT 1.2.4

PROPERTIES AFTER GIVING EFFECT TO THE SIXTH AMENDMENT TO MASTER CREDIT AGREEMENT

Property	Release Price (lesser of cost or appraised value)	Loan Allocation Amount
16600, 16620, and 16700 Governor Bridge Road, Bowie, Prince George’s County, Maryland 20716	$14,600,000.00	$11,680,000.00
6100 Annapolis Road, Greater Landover, Prince George’s County, Maryland 20784	$5,325,000.00	$4,260,000.00
9701, 9722 & 9724 Reisterstown Road, Owings Mills, Baltimore County, Maryland 21117	$11,320,000.00	$9,056,000.00
6500 Capitol Drive, Greenbelt, Prince George’s County, Maryland 20770	$23,500,000.00	$18,800,000.00
10301 Southard Drive, Beltsville, Prince George’s County, Maryland 20705	$3,650,000.00	$2,920,000.00
9533, 9521, and 9523 Baltimore Avenue, College Park, Prince George’s County, Maryland 20740	$2,800,000.00	$1,680,000.00
15943 Gulf Freeway and 15951 Gulf Freeway, Webster, Harris County, Texas 77598	$57,500,000.00	$46,000,000.00
7330 Hawkins Center Drive, Benbrook, Tarrant County, Texas 76126	$20,000,000.00	$16,000,000.00
6445 SW Freeway, Houston, Harris County, Texas 77074	$23,170,000.00	$18,536,000.00
1302 South Loop 289, Lubbock, Lubbock County, Texas 79412	$8,100,000.00	$6,480,000.00
155, 161 and 175 Fording Island Road, Bluffton, Beaufort County, South Carolina 29910	$25,050,000.00	$18,765,000.00
780 and 774 Washington Street and 10 Faith Avenue, Auburn, Worcester County, Massachusetts 01501	$13,150,000.00	$10,520,000.00
955 Crockett Street, El Paso, El Paso County, Texas 79922	$7,800,000.00	$6,240,000.00
18700 Northwest Freeway, Houston, Harris County, Texas 77065	$7,350,000.00	$5,880,000.00
1444 Airway Boulevard, El Paso, El Paso County, Texas 79925	$8,700,000.00	$6,960,000.00
1402 NE Loop 410 Expressway, San Antonio, Bexar County, Texas 78209	$7,900,000.00	$6,320,000.00
6139 FM 762, Richmond, Fort Bend County, Texas 77469	$5,450,000.00	$4,360,000.00
1680 Whittlesey Road, Columbus, Muscogee County, Georgia 31904	$10,500,000.00	$8,400,000.00
3955 North Peachtree Road, Atlanta, Dekalb County, Georgia 30341, and 5800 and 5848 Peachtree Boulevard, Atlanta, Dekalb County, Georgia 30341	$29,500,000.00	$23,600,000.00
510 East Howze Beach Road, Slidell, St. Tammany Parish, Louisiana 70461	$6,500,000.00	$5,200,000.00
2211 San Jacinto Street and 2301 San Jacinto Street, Houston, Harris County, Texas 77002	$3,290,000.00	$1,974,000.00
5010 Alameda Blvd NE, Albuquerque, Bernalillo County, New Mexico 87113	$4,800,000.00	$3,840,000.00
10401 Copper Avenue NE, Albuquerque, Bernalillo County, New Mexico 87123	$24,000,000.00	$19,200,000.00
2582 Camino Entrada, Santa Fe, Santa Fe County, New Mexico 87507	$2,000,000.00	$1,600,000.00

Exhibit 10.5
EXHIBIT 1.4

GUARANTORS AFTER GIVING EFFECT TO THE SIXTH AMENDMENT TO MASTER CREDIT AGREEMENT

GROUP 1 AUTOMOTIVE, INC.
GPI MD-T, LLC
GPI MD-K, LLC
GPI MD-HII, LLC
GPI MD-H GREENBELT, LLC
GPI MD-HY, LLC
GPI TX-SBIV, INC.
GPI TX-DMII, INC.
GPI TX-AII, INC.
MCCALL-F, INC.
LUBBOCK MOTORS-GM, INC.
GPI SC-DM, LLC
GPI SC-H, LLC
GPI MA-F, INC.
GPI TX-EPGM, INC.
GPI SC, INC.
GPI TX-SU, INC.
GPI TX-SVIII, INC.
MCCALL-TII, INC
GPI GA-FIII, LLC
GPI GA-T, LLC
GPI LA-H, LLC
MCCALL-SB, INC.
GPI NM-J, INC.
GPI NM-LRII, LLC